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                                  EXHIBIT 99.3

              WAIVER OF MANDATORY CONVERSION CONDITIONS, WAIVER OF MANDATORY REDEMPTION EVENT, AND CONSENT TO AMENDMENT

    This Waiver of Mandatory Conversion Conditions, Waiver of Mandatory Redemption Event, and Consent to Amendment (the "Waiver and Consent") is made and entered into as of this 24th day of October, 1997, by and among Metal Management, Inc., a Delaware corporation (the "Company"), and each of the purchasers of the Company's Series A Convertible Preferred Stock listed as Purchasers on the signature page hereto.


                                R E C I T A L S

    (A) The Company, Proprietary Convertible Investment Group, Inc., a Delaware corporation ("PCIG"), and Advantage Fund Limited, a corporation organized under the laws of the British Virgin Islands ("Advantage"), entered into that certain Securities Purchase Agreement, dated August 7, 1997 (the "Securities Purchase Agreement"), whereby the Company sold to PCIG and Advantage (collectively, the "Original Purchasers") an aggregate of 21,000 shares of the Company's Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred Stock").

    (B) Pursuant to various Subscription Agreements,the Company sold to T. Benjamin Jennings, Gerard M. Jacobs, Donald Moorehead, Peer Pedersen, J & B Associates and Robert Smith (collectively, the "Additional Purchasers") (the Original Purchasers and the Additional Purchasers are herein sometimes referred to collectively as the "Purchasers") an aggregate of 4,000 shares of Series A Preferred Stock (the Series A Preferred Stock purchased by the Purchasers is hereinafter referred to as the "Preferred Shares").

    (C) Section 4(g)(i) of the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Metal Management, Inc. (the "Certificate of Designations") provides for the automatic conversion of the Series A Preferred Stock into Common Stock upon the Maturity Date (as defined in the Certificate of Designations) assuming satisfaction of the Mandatory Conversion Conditions (as defined in the Certificate of Designations). Section 6(a) of the Certificate of Designations provides for the mandatory redemption of the Series A Preferred Stock into same day funds in the event of a Mandatory Redemption Event (as defined in the Certificate of Designations). Any capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Certificate of Designations.




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    (D)   Section 4(g)(ii) of the Certificate of Designations defines the
"Mandatory Conversion Conditions" to include in Section 4(g)(ii)(1) that the market value of the Company's outstanding shares of Common Stock must be at least $75 million (the "Market Cap Condition"), in Section 4(g)(ii)(2) that the average daily trading volume of the Company's Common Stock must be at least 30,000 shares (the "Trading Volume Condition") and in Section 4(g)(ii)(3) that the Common Stock shall be designated for quotation on the Nasdaq National Market or listed on the New York Stock Exchange or other national securities exchange (the "Listed Stock Condition"). Section 6(d)(v) of the Certificate of Designations defines a "Mandatory Redemption Event" to include an event whereby the Common Stock is no longer quoted on the Nasdaq National Market or listed on a national exchange (the "Listed Stock Event").

    (E) The Purchasers desire to permanently waive any and all rights to prohibit or avoid a Mandatory Conversion of their Preferred Shares into Common Stock which could arise by reason of the failure of the Company to satisfy the Market Cap Condition, the Trading Volume Condition, and/or the Listed Stock Condition, and any and all rights to a Mandatory Redemption in the event of the Listed Stock Event, and consent to the amendment of the Certificate of Designations to delete such conditions and event.

          NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties hereto agree as follows:

    1. Recitals. The Recitals made above are an integral part of this Waiver and Consent and are hereby incorporated herein and made a part hereof as though fully set forth in this section.

    2. Waiver of Mandatory Conversion Conditions and Mandatory Redemption Event. Each of the Purchasers does hereby permanently and irrevocably waive any and all rights which each such Purchaser may have to prohibit or avoid a Mandatory Conversion of such Purchaser's Series A Preferred Stock into Common Stock of the Company by reason of the Company's failure to satisfy the Market Cap Condition contained in Section 4(g)(ii)(1) of the Certificate of Designations, the Trading Volume Condition contained in Section 4(g)(ii)(2) of the Certificate of Designations, and the Listed Stock Condition contained in
Section 4(g)(ii)(3) of the Certificate of Designations, and any and all rights to a Mandatory Redemption in the event of a Listed Stock Event. The waiver of each Purchaser's rights as set forth in this Waiver and Consent shall represent a knowing waiver of rights which might accrue to the benefit of such Purchaser absent this Waiver and Consent and such Purchaser does hereby remise, release and forever discharge the Company from any and all obligations to such Purchaser to comply with the Market Cap Condition, the Trading Volume Condition, the Listed Stock Condition, or to effect a Mandatory Redemption from the occurrence of the Listed Stock Event.

    3. Consent to Amendment. Each Purchaser does hereby consent to and approve of the amendment of the Certificate of Designations to delete Sections 4(g)(ii)(1), 4(g)(ii)(2),



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4(g)(ii)(3) and Section 6(d)(v), so that the Certificate of Designations, as amended, shall be in the form of Exhibit A attached hereto and made a part hereof.

    4. Failure to Comply with Listed Stock Conditions or Occurrence of Listed Stock Event. In the event the Company fails to satisfy the Listed Stock Condition, or there is an occurrence of the Listed Stock Event, the conversion rights of the Purchasers, as set forth in Section 4 of the Certificate of Designations, shall be modified to allow the Purchasers, at their sole election, in addition to and not in lieu of the conversion privileges set forth therein, to convert each of their shares of Series A Preferred Stock into Common Stock based on the following formula: the number of Conversion Shares to be delivered by the Company pursuant to a Conversion shall be determined by dividing the Stated Value of the Series A Preferred Stock to be converted by the Delisting Price as of the Conversion Date. The "Delisting Price" shall be the lowest traded price of the Common Stock during the Delisting Period. "Delisting" or "Delisted" shall mean the failure by the Company to comply with the Listed Stock Condition, or the occurrence of the Listed Stock Event. The "Delisting Period" shall mean the period beginning on the date on which the Common Stock is Delisted and ending on the date on which the Common Stock is relisted for quotation on the Nasdaq National Market or listed on the New York Stock Exchange or other national securities exchange.

    5. Governing Law. This Waiver and Consent shall be subject to and governed by the internal laws of the State of Delaware.

    6. Entire Agreement. This Waiver and Consent constitutes the entire agreement among the parties with respect to the subject matter hereof. Any change or modification of this Waiver and Consent shall not be valid unless the same shall be in writing and executed by all of the parties hereto.

    7. Binding upon Subsequent Purchasers. This Waiver and Consent is binding upon the Purchasers, any holder who acquires the Series A Preferred Stock from any of the Purchasers, and any and all successors and assigns of the Purchasers. The Purchasers agree to surrender the Series A Preferred Stock to the Company, at the Company's request, so that an appropriate legend evidencing the foregoing may be added to the Series A Preferred Stock.





                           THE REMAINDER OF THIS PAGE
                          WAS INTENTIONALLY LEFT BLANK




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         IN WITNESS WHEREOF, the parties have caused this Waiver and Consent to be executed as of the date and year first above written.

Metal Management, Inc.,               Proprietary Convertible Investment
a Delaware corporation                Group, Inc.,
                                      a Delaware corporation


By:  /s/ T. Benjamin Jennings         By: /s/ Allan Weine
   -------------------------------    -----------------------------------
     Its: Chairman                        Its:  Vice-President

Advantage Fund Limited,
a corporation organized under the
laws of the British Virgin Islands


By: /s/ A.P. de Groot
   -------------------------------
   Its:  President



   /s/ T. Benjamin Jennings           /s/ Gerard M. Jacobs
   -------------------------------    -----------------------------------
   T. Benjamin Jennings               Gerard M. Jacobs


   /s/ Donald Moorehead               /s/ Peer Pedersen
   -------------------------------    -----------------------------------
   Donald Moorehead                   Peer Pedersen

                                      J & B Associates

   /s/ Robert Smith
   -------------------------------
   Robert Smith                       By: /s/ John Porter
                                      ------------------------------------
                                          Its: General Partner